UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

IKENA ONCOLOGY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! IKENA ONCOLOGY, INC. 2024 Annual Meeting Vote by June 6, 2024 11:59 PM ET IKENA ONCOLOGY, INC. 645 SUMMER STREET, SUITE 101 BOSTON, MA 02210 V44617-P06261 You invested in IKENA ONCOLOGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 7, 2024. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Vote Virtually at the Meeting* Point your camera here and June 7, 2024 8:30 a.m., Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/IKNA2024 *Please check the meeting materials for any special requirements for meeting attendance. Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. To elect two class III directors to our Board of Directors, to serve until the 2027 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal. Nominees: For 1) Owen Hughes 2) Mark Manfredi, Ph.D. 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year For ending December 31, 2024. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. V44618-P06261